INTERACTIVE BROKERS GROUP ANNOUNCES 2Q2022 RESULTS

— — —

GAAP DILUTED EPS OF $0.72, ADJUSTED1 EPS OF $0.84
GAAP NET REVENUES OF $656 MILLION, ADJUSTED NET REVENUES OF $717 MILLION

GREENWICH, CONN, July 19, 2022 — Interactive Brokers Group, Inc. (Nasdaq: IBKR), an automated global electronic broker, announced results for the quarter ended June 30, 2022.

Reported diluted earnings per share were $0.72 for the current quarter and $0.84 as adjusted. For the year-ago quarter, reported diluted earnings per share were $1.00 and $0.82 as adjusted.

Reported net revenues were $656 million for the current quarter and $717 million as adjusted. For the year-ago quarter, reported net revenues were $754 million and $650 million as adjusted.

Reported income before income taxes was $392 million for the current quarter and $453 million as adjusted. For the year-ago quarter, reported income before income taxes was $541 million and $437 million as adjusted.

Financial Highlights
(All comparisons are to the year-ago quarter.)

•	Commission revenue increased 5% to $322 million on higher customer options and futures trading volume tempered by lower stock volume.

•	Net interest income increased 27% to $348 million on higher benchmark interest rates and customer balances, partially offset by a decline in securities lending activity.

~~•~~
Other income decreased $175 million to a loss of $57 million. This decrease was mainly comprised of the non-recurrence of a $113 million gain related to our strategic investment in Up Fintech Holding Limited (“Tiger Brokers”), $44 million related to our currency diversification strategy, and $7 million related to our U.S. government securities portfolio.

•	Reported pretax profit margin was 60% for the current quarter and 63% as adjusted. For the year-ago quarter, reported pretax margin was 72% and 67% as adjusted.

•	Total equity of $10.6 billion.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on September 14, 2022, to shareholders of record as of September 1, 2022.

1 See the reconciliation of non-GAAP financial measures starting on page 9.

Business Highlights
(All comparisons are to the year-ago quarter.)

•	Customer accounts increased 36% to 1.92 million.
•	Customer equity decreased 19% to $294.8 billion, including approximately 3% due to an omnibus broker that is now using a trust company for custody.
•	Total DARTs[2] decreased 6% to 2.17 million.
•	Cleared DARTs decreased 7% to 1.93 million.
•	Customer credits increased 13% to $92.5 billion.
•	Customer margin loans decreased 13% to $42.6 billion.

Effects of Foreign Currency Diversification

In connection with our currency diversification strategy, we base our net worth in GLOBALs, a basket of 10 major currencies in which we hold our equity. In this quarter, our currency diversification strategy decreased our comprehensive earnings by $158 million, as the U.S. dollar value of the GLOBAL decreased by approximately 1.46%. The effects of the currency diversification strategy are reported as components of (1) Other Income (loss of $53 million) and (2) Other Comprehensive Income (loss of $105 million).

Conference Call Information:

Interactive Brokers Group, Inc. will hold a conference call with investors today, July 19, 2022, at 4:30 p.m. ET to discuss its quarterly results. Members of the public who would like to listen to the conference call should register at https://register.vevent.com/register/BI118f80f52cdc4c4bac02487cd4edacd0 to obtain the dial-in details. The number should be dialed approximately ten minutes prior to the start of the conference call. The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 150 markets in numerous countries and currencies, from a single unified platform to clients worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our clients with a uniquely sophisticated platform to manage their investment portfolios. We strive to provide our clients with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low or no cost, positioning them to achieve superior returns on investments. For the fifth consecutive year, Barron’s ranked Interactive Brokers #1 with 5 out of 5 stars in its March 25, 2022, Best Online Brokers Review.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, investor-relations@ibkr.com or Media: Rob Garfield, media@ibkr.com.

2 Daily average revenue trades (DARTs) are based on customer orders.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2022	2021	2022	2021
	(in millions, except share and per share data)

Revenues:
Commissions	$322	$307	$671	$719
Other fees and services	43	55	96	111
Other income (loss)	(57)	118	(96)	238
Total non-interest income	308	480	671	1,068

Interest income	460	307	792	697
Interest expense	(112)	(33)	(162)	(118)
Total net interest income	348	274	630	579
Total net revenues	656	754	1,301	1,647

Non-interest expenses:
Execution, clearing and distribution fees	77	54	148	122
Employee compensation and benefits	112	96	223	193
Occupancy, depreciation and amortization	23	19	45	39
Communications	9	8	17	16
General and administrative	42	35	80	94
Customer bad debt	1	1	2	3
Total non-interest expenses	264	213	515	467

Income before income taxes	392	541	786	1,180
Income tax expense	32	35	60	88
Net income	360	506	726	1,092
Net income attributable to noncontrolling interests	288	414	581	893
Net income available for common stockholders	$72	$92	$145	$199

Earnings per share:
Basic	$0.73	$1.01	$1.47	$2.19
Diluted	$0.72	$1.00	$1.46	$2.17

Weighted average common shares outstanding:
Basic	98,853,981	91,365,234	98,541,798	91,078,868
Diluted	99,695,489	92,199,169	99,461,867	91,984,246

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)
	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2022	2021	2022	2021
	(in millions, except share and per share data)

Comprehensive income:
Net income available for common stockholders	$72	$92	$145	$199
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(24)	5	(34)	(12)
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive income (loss), net of tax	(24)	5	(34)	(12)
Comprehensive income available for common stockholders	$48	$97	$111	$187

Comprehensive earnings per share:
Basic	$0.48	$1.06	$1.12	$2.06
Diluted	$0.47	$1.05	$1.11	$2.04

Weighted average common shares outstanding:
Basic	98,853,981	91,365,234	98,541,798	91,078,868
Diluted	99,695,489	92,199,169	99,461,867	91,984,246

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$288	$414	$581	$893
Other comprehensive income - cumulative translation adjustment	(81)	16	(112)	(43)
Comprehensive income attributable to noncontrolling interests	$207	$430	$469	$850

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

			June 30, 2022	December 31, 2021
			(in millions)

Assets
Cash and cash equivalents			$2,881	$2,395
Cash - segregated for regulatory purposes			23,536	22,888
Securities - segregated for regulatory purposes			30,709	15,121
Securities borrowed			3,855	3,912
Securities purchased under agreements to resell			6,288	4,380
Financial instruments owned, at fair value			551	673
Receivables from customers, net of allowance for credit losses			42,552	54,935
Receivables from brokers, dealers and clearing organizations			1,939	3,771
Other assets			1,003	1,038
Total assets			$113,314	$109,113

Liabilities and equity

Liabilities
Short-term borrowings			$17	$27
Securities loaned			10,696	11,769
Financial instruments sold but not yet purchased, at fair value			218	182
Other payables:
Customers			90,765	85,634
Brokers, dealers and clearing organizations			308	557
Other payables			708	722
			91,781	86,913
Total liabilities			102,712	98,891

Equity
Stockholders' equity			2,524	2,395
Noncontrolling interests			8,078	7,827
Total equity			10,602	10,222
Total liabilities and equity			$113,314	$109,113

	June 30, 2022		December 31, 2021
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	99,601,921	23.7%	98,230,127	23.5%
Noncontrolling interests (IBG Holdings LLC)	319,880,492	76.3%	319,880,492	76.5%
Total IBG LLC membership interests	419,482,413	100.0%	418,110,619	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:

(in 000's, except %)
	Cleared		Non-Cleared						Avg. Trades
	Customer	%	Customer	%	Principal	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2019	302,289		26,346		17,136		345,771		1,380
2020	620,405	105%	56,834	116%	27,039	58%	704,278	104%	2,795
2021	871,319	40%	78,276	38%	32,621	21%	982,216	39%	3,905

2Q2021	196,659		16,130		7,975		220,764		3,504
2Q2022	186,791	(5%)	18,274	13%	8,327	4%	213,392	(3%)	3,442

1Q2022	212,818		20,671		9,225		242,714		3,915
2Q2022	186,791	(12%)	18,274	(12%)	8,327	(10%)	213,392	(12%)	3,442
CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	390,739		128,770		176,752,967
2020	624,035	60%	167,078	30%	338,513,068	92%
2021	887,849	42%	154,866	(7%)	771,273,709	128%

2Q2021	196,715		35,061		172,099,915
2Q2022	217,642	11%	51,562	47%	81,137,875	(53%)

1Q2022	245,343		53,570		97,406,991
2Q2022	217,642	(11%)	51,562	(4%)	81,137,875	(17%)
ALL CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	349,287		126,363		167,826,490
2020	584,195	67%	164,555	30%	331,263,604	97%
2021	852,169	46%	152,787	(7%)	766,211,726	131%

2Q2021	189,073		34,635		171,417,373
2Q2022	209,124	11%	50,707	46%	80,079,410	(53%)

1Q2022	234,790		52,728		95,990,985
2Q2022	209,124	(11%)	50,707	(4%)	80,079,410	(17%)
CLEARED CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	302,068		125,225		163,030,500
2020	518,965	72%	163,101	30%	320,376,365	97%
2021	773,284	49%	151,715	(7%)	752,720,070	135%

2Q2021	170,902		34,355		168,601,027
2Q2022	188,617	10%	50,313	46%	77,283,249	(54%)

1Q2022	212,628		52,264		92,860,481
2Q2022	188,617	(11%)	50,313	(4%)	77,283,249	(17%)

[1]	Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

PRINCIPAL TRANSACTIONS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2019	41,452		2,407		8,926,477
2020	39,840	(4%)	2,523	5%	7,249,464	(19%)
2021	35,680	(10%)	2,079	(18%)	5,061,983	(30%)

2Q2021	7,642		426		682,542
2Q2022	8,518	11%	855	101%	1,058,465	55%

1Q2022	10,553		842		1,416,006
2Q2022	8,518	(19%)	855	2%	1,058,465	(25%)

[1]	Includes options on futures.

CUSTOMER STATISTICS
Year over Year	2Q2022	2Q2021	% Change
Total Accounts (in thousands)	1,923	1,414	36%
Customer Equity (in billions)[1]	$294.8	$363.5	(19%)

Cleared DARTs (in thousands)	1,927	2,082	(7%)
Total Customer DARTs (in thousands)	2,173	2,304	(6%)

Cleared Customers
Commission per Cleared Commissionable Order[2]	$2.74	$2.38	15%
Cleared Avg. DARTs per Account (Annualized)	259	382	(32%)

Consecutive Quarters	2Q2022	1Q2022	% Change
Total Accounts (in thousands)	1,923	1,809	6%
Customer Equity (in billions)[1]	$294.8	$355.9	(17%)

Cleared DARTs (in thousands)	1,927	2,234	(14%)
Total Customer DARTs (in thousands)	2,173	2,522	(14%)

Cleared Customers
Commission per Cleared Commissionable Order[2]	$2.74	$2.57	7%
Cleared Avg. DARTs per Account (Annualized)	259	321	(19%)

[1]	Excludes non-customers.

[2]	Commissionable Order - a customer order that generates commissions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2022	2021	2022	2021
	(in millions)
Average interest-earning assets
Segregated cash and securities	$50,508	$39,671	$46,898	$43,199
Customer margin loans	44,764	44,234	45,953	42,099
Securities borrowed	3,775	2,833	3,621	3,971
Other interest-earning assets	9,482	7,411	8,847	6,414
FDIC sweeps[1]	2,176	2,749	2,198	2,783
	$110,705	$96,898	$107,517	$98,466

Average interest-bearing liabilities
Customer credit balances	$90,048	$77,676	$87,222	$77,782
Securities loaned	10,599	11,068	10,844	11,093
Other interest-bearing liabilities	1	296	7	217
	$100,648	$89,040	$98,073	$89,092

Net interest income
Segregated cash and securities, net	$53	$(2)	$60	$-
Customer margin loans[2]	197	128	346	245
Securities borrowed and loaned, net	116	136	226	311
Customer credit balances, net[2]	(37)	8	(28)	17
Other net interest income1/3	22	7	30	16
Net interest income[3]	$351	$277	$634	$589

Net interest margin ("NIM")	1.27%	1.15%	1.19%	1.21%

Annualized yields
Segregated cash and securities	0.42%	-0.02%	0.26%	0.00%
Customer margin loans	1.77%	1.16%	1.52%	1.17%
Customer credit balances	0.17%	-0.04%	0.06%	-0.04%

[1]
Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

[2]
Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer’s account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

[3]
Includes income from financial instruments that has the same characteristics as interest, but is reported in other fees and services and other income in the Company’s consolidated statements of comprehensive income. For the three and six months ended
June 30, 2022 and 2021, $3 million, $4 million, $4 million, and $12 million were reported in other fees and services, respectively. For the three and six months ended June 30, 2022 and 2021, $0 million, $0 million, $0 million, and -$1 million were reported in other income, respectively.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2022	2021	2022	2021
	(in millions)

Adjusted net revenues[1]
Net revenues - GAAP	$656	$754	$1,301	$1,647

Non-GAAP adjustments
Currency diversification strategy, net	53	9	71	11
Mark-to-market on investments[2]	8	(113)	37	(212)
Total non-GAAP adjustments	61	(104)	108	(201)
Adjusted net revenues	$717	$650	$1,409	$1,446

Adjusted income before income taxes[1]
Income before income taxes - GAAP	$392	$541	$786	$1,180

Non-GAAP adjustments
Currency diversification strategy, net	53	9	71	11
Mark-to-market on investments[2]	8	(113)	37	(212)
Total non-GAAP adjustments	61	(104)	108	(201)
Adjusted income before income taxes	$453	$437	$894	$979

Adjusted pre-tax profit margin	63%	67%	63%	68%

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2022	2021	2022	2021
	(in millions)
Adjusted net income available for common stockholders[1]
Net income available for common stockholders - GAAP	$72	$92	$145	$199

Non-GAAP adjustments
Currency diversification strategy, net	13	2	17	2
Mark-to-market on investments[2]	2	(25)	9	(46)
Income tax effect of above adjustments[3]	(3)	6	(5)	10
Total non-GAAP adjustments	12	(17)	20	(34)
Adjusted net income available for common stockholders	$84	$75	$165	$165

Note: Amounts may not add due to rounding.

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2022	2021	2022	2021
	(in dollars)
Adjusted diluted EPS[1]
Diluted EPS - GAAP	$0.72	$1.00	$1.46	$2.17

Non-GAAP adjustments
Currency diversification strategy, net	0.13	0.02	0.17	0.03
Mark-to-market on investments[2]	0.02	(0.27)	0.09	(0.50)
Income tax effect of above adjustments[3]	(0.03)	0.06	(0.05)	0.11
Total non-GAAP adjustments	0.12	(0.19)	0.20	(0.37)
Adjusted diluted EPS	$0.84	$0.82	$1.66	$1.80

Diluted weighted average common shares outstanding	99,695,489	92,199,169	99,461,867	91,984,246

Note: Amounts may not add due to rounding.

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.
1 Adjusted net revenues, adjusted income before income taxes, adjusted net income available for common stockholders and adjusted diluted earnings per share (“EPS”) are non-GAAP financial measures as defined by SEC Regulation G.
•	We define adjusted net revenues as net revenues adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments[2].
•
We define adjusted income before income taxes as income before income taxes adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments.

•
We define adjusted net income available to common stockholders as net income available for common stockholders adjusted to remove the after-tax effects attributable to IBG, Inc. of our currency diversification strategy and our mark-to-market gains (losses) on investments.

Management believes these non-GAAP items are important measures of our financial performance because they exclude certain items that may not be indicative of our core operating results and business outlook and may be useful to investors and analysts in evaluating the operating performance of the business and facilitating a meaningful comparison of our results in the current period to those in prior and future periods. Our currency diversification strategy and our mark-to-market on investments are excluded because management does not believe they are indicative of our underlying core business performance. Adjusted net revenues, adjusted income before income taxes, adjusted net income available to common stockholders and adjusted diluted EPS should be considered in addition to, rather than as a substitute for, GAAP net revenues, income before income taxes, net income attributable to common stockholders and diluted EPS.

2 Mark-to-market on investments represents the net mark-to-market gains (losses) on our U.S. government and municipal securities portfolio, which are typically held to maturity, investments in equity securities that do not qualify for equity method accounting which are measured at fair value, and certain other investments, including equity securities taken over by the Company from customers related to losses on margin loans.

3 The income tax effect is estimated using the corporate income tax rates applicable to the Company.